EXHIBIT 10.5

When Recorded Return To:

O’Melveny & Myers LLP

Embarcadero Center West

275 Battery Street, Suite 2600

San Francisco, California 94111

Attention:  Peter T. Healy, Esq.

ASSIGNMENT, CONSENT, SUBORDINATION AND NONDISTURBANCE
AGREEMENT

This ASSIGNMENT, CONSENT, SUBORDINATION AND NONDISTURBANCE AGREEMENT (this “Agreement”) is made and entered as of this 15th day of July, 2004 (the “Effective Date”), by and among GTA-IB, LLC, a Florida limited liability company (“Owner”), (ii) GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership (the “Lender”) and (iii) WESTIN MANAGEMENT COMPANY SOUTH, a Delaware corporation (“Westin”).

THE PARTIES ENTER THIS AGREEMENT on the basis of the following facts, understandings and intentions:

A.                                   Westin has entered into a Management Agreement dated as of July 15, 2004 (the “Management Agreement”) with Owner, regarding the management and marketing of the resort currently known as the Innisbrook Resort, located near Tarpon Springs, Florida, and more fully described in the Management Agreement (the “Resort”).  The legal description of the real property on which the Resort is located is set forth on Exhibit A hereto.

B.                                     Lender acknowledges its receipt of a duly executed copy of the Management Agreement.

C.                                     Lender made a loan (the “Loan”) to Owner’s predecessor, Golf Host Resorts, Inc. (“Golf Host”) pursuant to that certain Loan Agreement between Lender and Golf Host as of June 20, 1997.  The Loan was dispersed in two tranches and is evidenced by two separate promissory notes (collectively, the “Notes”) and is secured by security documents creating liens on and security interests in the Resort, which security documents are identified in Exhibit B hereto and are hereinafter collectively referred to as the “Mortgage.”  Owner has succeeded to Golf Host’s ownership interest in the Resort subject to the Loan and the Mortgage.

D.                                    Westin and Lender desire to provide that any interest in the Resort created by the Management Agreement is subordinate and subject to the Mortgage, to provide for Westin’s continued management of the Resort pursuant to the Management Agreement in the event of a transfer of ownership of the Resort on foreclosure of the Mortgage or a conveyance in lieu of foreclosure and to give Lender certain rights respecting Westin’s obligations under the Management Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties agree as follows:

1.                                       Recitals Part of Agreement.  The Recitals form a part of this Agreement and are fully incorporated herein by this reference.  Any capitalized terms not otherwise specified or defined herein shall have the meanings set forth in the Management Agreement.

2.                                       Security Interests; No Impairment of Lender’s Rights.  Westin acknowledges the security interests granted to Lender as set forth in the Security Agreement attached hereto as Exhibit C.  Westin agrees, for the benefit of Lender, that upon its receipt (the “Receipt Date”) of a written notice from Lender stating that an Event of Default (as defined in Mortgage) has occurred and is continuing under the Mortgage and that the obligations owing by Owner to Lender have been accelerated, Westin shall not apply the Funds (as defined in Section 3 below) to or otherwise make any loans or payments of any kind or nature to Owner or any affiliate of Owner until the applicable Event of Default is cured or waived in writing by Lender in each instance.  The foregoing shall not be interpreted to prevent Westin from paying the management fees under the Management Agreement or from paying bills properly incurred in connection with its operation of the Resort from operating accounts as the same become due and payable, or disbursing reserve funds for the purposes intended in the creation of the reserve, but only pursuant to and subject to the terms of the Management Agreement.  This Agreement shall not be deemed to impair or to constitute a condition precedent to the exercise by Lender of any of Lender’s rights against Owner and/or Westin under this Agreement which are not expressly conditioned upon the existence of a default under this Agreement or an Event of Default under the Mortgage.  Owner hereby acknowledges its consent to the foregoing and releases Westin from any liability arising out of any action or inaction by Westin which was based on the direction of Lender and undertaken in good faith by Westin.

3.                                       Application of Funds.  During the term of the Management Agreement and notwithstanding any default by Owner under the Mortgage:

3.1                                 Westin shall have the right, subject to the terms and conditions hereof and the Management Agreement only, to use those funds and proceeds of Owner (including income derived from Resort operations and all proceeds of Business Interruption Insurance), in Westin’s custody, possession or control, and to which Westin has the right of access pursuant to the Management Agreement (collectively, the “Funds”), in furtherance of the performance of the services Westin is to provide in the future only and in furtherance of Owner’s obligations, including payments of Operating Expenses, payment of fees and expenses to Golf Manager under the Golf Management Agreement, and payments of the Management Fee and Reimbursable Expenses, all as specified in the Management Agreement;

3.2                                 If the Funds are insufficient to cover all of Owner’s or Westin’s obligations under the Management Agreement, Westin shall apply the Funds in accordance with the terms of the Management Agreement and not otherwise.

4.                                       Foreclosure.  During the term of the Management Agreement:

4.1                                 No action or proceeding to foreclose the Mortgage, no conveyance in lieu of foreclosure, and no election by Lender to exercise its rights under the Mortgage or other succession by Lender to Owner’s interest in the Resort shall result in the cancellation, termination, or modification of the Management Agreement.

4.2                                 If Lender elects to exercise its rights under the Mortgage or otherwise succeeds to Owner’s interest in the Resort, or if the Resort is sold as a result of any conveyance in lieu of foreclosure or any action or proceeding to foreclose the Mortgage, Lender or the purchaser of the Resort at foreclosure, as the case may be (“Subsequent Owner”), shall be bound by the terms and provisions of the Management Agreement (as amended by this Agreement) as of the Event of Transfer.  Notwithstanding anything to the contrary contained herein or in the Management Agreement, any Subsequent Owner other than Lender or an affiliate of Lender shall not be (1) bound by any waiver or modification to the Management Agreement or by any waiver or forbearance as to Westin’s obligations thereunder not approved in writing by Lender or Subsequent Owner; (2) liable for any act or omission of Owner arising prior to the Event of Transfer or for the cure of any alleged defaults by Owner which occurred prior to Event of Transfer; (3) subject to any offsets or defenses which Westin may be entitled to assert against Owner; or (4) liable for any or bound by any covenant or undertaking under the Management Agreement with respect to any matter arising during any period when the Subsequent Owner does not own the Resort.  Furthermore, upon an Event of Transfer if on the date thereof Westin is not then considered a first-class upscale hotel operator with relevant experience in the operation and management of first-class golf facilities, the Subsequent Owner at its election by notice given within thirty (30) days of the date it becomes a Subsequent Owner, shall not be bound by the terms and conditions of the Management Agreement.  For purposes of this Agreement, an “Event of Transfer” shall mean and refer to any transfer of title to the Resort resulting from a judicial or non-judicial foreclosure or conveyance in lieu of foreclosure or any transfer resulting from Lender’s exercise of its rights under Section 14.3 of the Loan Agreement.

5.                                       Modification of Management Agreement; Lender Consent.  Owner and Westin each covenant and agree that unless otherwise expressly permitted in the Loan Agreement, it will not initiate, consent to or acquiesce in any amendment, modification, extension, renewal or surrender of the Management Agreement without the prior written consent of Lender; provided, however, that Lender shall be deemed to have consented to any such amendment, modification, extension, renewal or surrender of the Management Agreement approved by Owner in writing at a time when Owner is controlled by Lender or one or more affiliates of Lender.  Westin agrees that any interest it may have in the Resort arising by virtue of the Management Agreement shall be subordinate to the lien of the Mortgage and to any modifications or amendments thereto.

6.                                       Modification of Loan or Mortgage.  This Agreement shall continue in full force and effect between the parties as to any amendment, modification, restatement, or refinancing of the Mortgage, regardless of whether any such amendment, modification, restatement, or refinancing shall have been approved by Westin.

7.                                       Concurrent Delivery of Notices.  Simultaneously with giving Owner any written notice of default or termination (“Notice”) under the Management Agreement, Westin shall concurrently send Lender a copy of the Notice in the same manner as provided in the Management Agreement.  Westin hereby agrees to deliver to Lender, concurrently with delivery to Owner, copies of any and all notices of material events under the Management Agreement.  Lender hereby agrees to deliver to Westin, concurrently with delivery to Owner, copies of any and all notices of Events of Default under the Mortgage, provided the failure to give such notice shall not affect the validity of any such notice given to Owner.

8.                                       Right to Cure.  If a default by Owner has occurred and is continuing so as to constitute an Event of Default under the Management Agreement, Westin shall not be entitled to terminate the Management Agreement without the prior written consent of Lender if:

8.1                                 for any default that can be cured solely by the payment of money, Lender cures the default within thirty (30) days of receipt of a copy of the Notice from Westin; or

8.2                                 for all other defaults, Lender commences to cure within thirty (30) days of receipt of a copy of the Notice from Westin and thereafter proceeds with diligence and good faith to cure such other defaults.

Lender shall be deemed to have commenced a cure of any default (other than the failure to pay money when due) by giving Westin written notice of Lender’s election to exercise its rights under the Mortgage and by immediately commencing and proceeding diligently thereafter to foreclose its lien and security interests in the Resort.

9.                                       Successors and Assigns.  This Agreement is intended solely for the benefit of Westin, Lender, Owner and any Subsequent Owner and shall not inure to the benefit of or be enforceable by any other third party.  This Agreement shall be binding on and shall inure to the benefit of the successors and assigns of Westin and shall be binding on and inure to the benefit of Lender, Owner, any successive holder of the Mortgage and any Subsequent Owner.

10.                                 Notices.  All notices required or permitted to be given hereunder shall be in writing and shall become effective on the day of delivery by overnight courier or if delivered by the United States Postal Service, three (3) days after being deposited in the United States mail, certified or registered, postage prepaid, addressed as shown above or to such other address as such party may from time to time designate to the other in writing.

11.                                 Governing Law; Merger; Amendments.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.  This Agreement constitutes the sole understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, written or oral, with respect to the subject matter hereof.  This Agreement cannot be terminated and none of its terms can be modified or waived except by an instrument in writing signed by the party against whom enforcement of such modification, waiver, or termination is sought.

12.                                 Inspections.  On reasonable advance notice from Lender, Westin shall accord to Lender and its agents the right to enter on any part of the Resort at any reasonable time during the term of this Agreement for the purpose of examining, inspecting, or copying the books and records of the Resort.

13.                                 Estoppels; Assignment of Loan; Attornment.  Westin agrees that on not less than fifteen (15) days’ prior written notice from Lender, Westin shall execute, acknowledge, and deliver to Lender or any other person directed by Lender a certification that the Management Agreement has not been modified and is in full force and effect.  The certification shall also contain a statement as to whether any default exists, to the knowledge of the signer, and if so, specifying each default about which the signer has knowledge.  In the event that Lender pledges its interest in the Notes and assigns its interest in the Mortgage for security purposes, Westin shall cooperate with the reasonable requirements of such lender, provided Westin shall not be required to materially increase its obligations or materially impair its rights under the Management Agreement; and provided, further, that Westin shall not be required to expend additional funds beyond de minimus amounts.  Following an Event of Transfer, upon the written request of Lender or the Subsequent Owner, Westin shall enter into an agreement attorning to such requesting party, subject to the terms and conditions of the Management Agreement (unless Westin has the right to terminate under the terms of the Management Agreement).

14.                                 No Assumption by Lender.  Excepting only in the case in which Lender becomes a Subsequent Owner, neither this Agreement nor any action on the part of Lender shall constitute an assumption by Lender of any of the obligations of Owner under the Management Agreement.

15.                                 No Impairment of Lender’s or Owner’s Rights.  The rights, powers and remedies of Lender hereunder are cumulative and not exclusive of any other right, power or remedy that Lender would otherwise have.  The rights of Lender hereunder are independent of any other security for the Mortgage, and upon the occurrence and during the continuation of an Event of Default under the Mortgage, Lender may proceed in the enforcement hereof independently of any other right or remedy that Lender may at any time hold with respect to the Mortgage.  Lender may file a separate action or actions hereunder, whether action is brought and prosecuted with respect to any other security, or whether any other party is joined in any such action or actions.  In the event any part of the Mortgage, or any right or remedy of Lender shall be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other right or remedy granted hereby.  For so long as Owner is the owner of the Resort, subject to the terms of this Agreement, Owner shall be entitled to exercise all rights, and enjoy all benefits and privileges, reserved to Owner under the Management Agreement.

16.                                 Construction of Agreement.  All words used herein in the plural shall be deemed to have been used in the singular, and all words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require.  Section headings in this Agreement are included for convenience of reference only and are not a part of this Agreement for any other purpose.

17.                                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed an original and all of which shall constitute one and the same Agreement.  Any signature page of this Agreement may be detached from any counterpart of this Agreement and reattached to any other counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

18.                                 Relationship of the Parties.  The parties agree and acknowledge that the relationship of Lender and Owner is solely that of lender and borrower, and the relationship between Lender and Westin is solely that of lender and Owner’s Resort manager, and all covenants and agreements contained herein are for the sole purpose of protecting Lender’s security interest in the Management Agreement, and the Resort, and Westin’s interest in the Management Agreement.

19.                                 Reconveyance of Liens.  Upon payment in full of all monies due under the Mortgage and the reconveyance of all liens created by the Mortgage, the assignments created hereunder shall terminate, and Lender (or such subsequent lender), upon written request of Owner or Westin, shall deliver to the Owner and Westin, in recordable form, a full, complete and absolute release of this Agreement.

20.                                 Attorney Fees.  If either party commences a legal proceeding to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover its costs and expenses and a reasonable sum for attorneys’ fees from the other party.

21.                                 Survival.  The provisions hereof (including, without limitation, Section 4 hereof) governing the rights of the parties following an Event of Transfer shall survive the satisfaction, termination, extinguishment, or cancellation of the Mortgage in an Event of Transfer, and shall continue until either the Management Agreement has been terminated, or any Successor has no further interest in the Resort.

[signature pages attached]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

“WESTIN”

WESTIN MANAGEMENT COMPANY SOUTH, a Delaware corporation

By:	/s/ Nadine Greenwood
	Name:	Nadine Greenwood
	Title:	Authorized Signatory

“OWNER”

GTA-IB, LLC, a Florida limited liability company

By:	/s/ W. Bradley Blair, II
	Name:	W. Bradley Blair, II
	Title:	President

“LENDER”

GOLF TRUST OF AMERICA, L.P.,
a Delaware limited partnership

By: GTA GP, Inc., a Maryland corporation
Its General Partner

By:	/s/ W. Bradley Blair, II
Name:	W. Bradley Blair, II
Title:	President

STATE OF FLORIDA

COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this 2nd day of July, 2004, by Nadine Greenwood, Authorized Signatory of WESTIN MANAGEMENT COMPANY SOUTH, a Delaware corporation, on behalf of the corporation, who is personally known to me and who did not take an oath.

/s/ Todd R. Matthews
Notary Public

Todd R. Matthews
Printed Name of Notary
My Commission Expires: April 30, 2007

STATE OF SOUTH CAROLINA

COUNTY OF CHARLESTON

The foregoing instrument was acknowledged before me this 13th day of July, 2004, by W. Bradley Blair, President of GTA-IB, LLC, a Florida limited liability company, on behalf of the company, who is personally known to me and who did not take an oath.

/s/ Lorraine McKenna
Notary Public

Lorraine McKenna
Printed Name of Notary
My Commission Expires: July 29, 2012

STATE OF SOUTH CAROLINA

COUNTY OF CHARLESTON

The foregoing instrument was acknowledged before me this 13th day of July, 2004, by W. Bradley Blair, President of Golf Trust of America, L.P., a Delaware limited partnership, on behalf of the partnership, who is personally known to me and who did not take an oath.

/s/ Lorraine McKenna
Notary Public

Lorraine McKenna
Printed Name of Notary
My Commission Expires: July 29, 2012